Exhibit 10.10

execution version

THIRD AMENDMENT TO

NINETEENTH Amended and Restated MASTER LEASE AGREEMENT

THIS THIRD AMENDMENT TO NINETEENTH Amended and Restated MASTER LEASE AGREEMENT (“Amendment”) is executed this 29th day of July, 2016, and shall be deemed effective as of June 30, 2016 (the “Amendment Effective Date”) among FC-Gen Real Estate, LLC, a limited liability company organized under the laws of the State of Delaware (“Landlord”), having its chief executive office located at 4500 Dorr Street, Toledo, Ohio  43615-4040, and Genesis Operations LLC, a limited liability company organized under the laws of the State of Delaware (“Tenant”), having its chief executive office located at 101 East State Street, Kennett Square, Pennsylvania 19348.

R E C I T A L S:

A.   Landlord and Tenant have previously entered into a Nineteenth Amended and Restated Master Lease Agreement (as amended, the “Lease”) dated as of December 1, 2015.

B.   Landlord and Tenant desire to amend the Lease as set forth herein, effective for all purposes as of the Amendment Effective Date.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Definitions.  Any capitalized terms not defined in this Amendment shall have the meanings set forth in the Lease.

2.     Future Rights.  Exhibit T of the Lease is hereby amended and restated to read in its entirety as set forth on Exhibit T hereto.

3.     Financial Covenants.  Exhibit U of the Lease is hereby amended and restated to read in its entirety as set forth on Exhibit U hereto.

4.     Option to Purchase.  Exhibit V of the Lease is hereby amended and restated to read in its entirety as set forth on Exhibit V hereto.

5.     Subordination of Payments to Affiliates.  Section 14.6(a) of the Lease is hereby amended by adding the following new paragraph immediately after Section 14.6(a):

Notwithstanding the foregoing, any shares of GEN acquired by a Person through a partial exercise, settlement or exchange of a warrant, exchangeable note, or convertible note issued by GEN, or any of its Affiliates, shall not be considered for purposes of determining whether such Person will be deemed a shareholder, member or partner of GEN for purposes of this Section 14.6 in connection with any payment or distribution with respect to the remaining portion of such warrant, exchangeable note or convertible note, as applicable.

6.     Affirmation.  Except as specifically modified by this Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

7.     Binding Effect.  This Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

8.     Further Modification.  The Lease may be further modified only by writing signed by Landlord and Tenant.

9.     Counterparts.  This Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

10.     Consent of Guarantor.  Each Guarantor shall execute the Consent of Guarantor set forth below.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

FC-GEN REAL ESTATE, LLC
Signature:	/s/ Dawn Burkett
Print Name:	Dawn Burkett
		By:	/s/ Justin Skiver
Signature:	/s/ Amanda Church		Justin Skiver, Authorized Signatory
Print Name:	Amanda Church

WELLTOWER INC.

Signature:	/s/ Dawn Burkett	By:	/s/ Justin Skiver
Print Name:	Dawn Burkett		Justin Skiver, Authorized Signatory

Signature:	/s/ Amanda Church	(Signing only for the purpose of accepting §1.5
Print Name:	Amanda Church	appointment of agency and agreeing to Secured
Party obligations under the Lease.)

GENESIS OPERATIONS LLC

Signature:	/s/ Bernie Gerhart	By:	/s/ Michael S. Sherman
Print Name:	Bernice Gerhart		Michael S. Sherman,
Secretary
Signature:	/s/ Susan Overton
Print Name:	Susan Overton	Tax I.D. No.: 26-0787826

S-1

FC-GEN OPERATIONS INVESTMENT, LLC

Signature:	/s/ Bernie Gerhart	By:	/s/ Michael S. Sherman
Print Name:	Bernice Gerhart		Michael S. Sherman
Title: Secretary
Signature:	/s/ Susan Overton
Print Name:	Susan Overton	Tax I.D. No.: 27-3237005

EACH SUBTENANT LISTED ON
EXHIBIT C HERETO

Signature:	/s/ Bernie Gerhart
Print Name:	Bernice Gerhart	By:	/s/ Michael S. Sherman
Michael S. Sherman,
Signature:	/s/ Susan Overton		Secretary
Print Name:	Susan Overton

S-2

CONSENT OF GUARANTOR

In connection with the Nineteenth Amended and Restated Unconditional and Continuing Lease Guaranty (as amended, “Guaranty”) made by the undersigned Guarantors in favor of Landlord, as security for the Nineteenth Amended and Restated Master Lease Agreement between Landlord and Tenant, each of the undersigned hereby [i] consents to the foregoing Third Amendment to Nineteenth Amended and Restated Master Lease Agreement (the “Amendment”), [ii] agrees to be bound by the terms and provisions of the Amendment to the extent applicable to the undersigned pursuant to its guaranty, [iii] affirms the Guaranty which shall remain in full force and effect with respect to the Amendment, and [iv] waives any suretyship defenses arising in connection with the Amendment.  All capitalized terms not defined herein shall have the meaning set forth in the Nineteenth Amended and Restated Master Lease Agreement.

IN WITNESS WHEREOF, Guarantor executes and delivers this Consent of Guarantor effective as of the Amendment Effective Date.

PARENT:	GENESIS HEALTHCARE, INC.

	By:	/s/ Michael S. Sherman
Michael S. Sherman
Title: Secretary

Tax I.D. No.: 20-3934755

COMPANY:	FC-GEN OPERATIONS INVESTMENT, LLC

	By:	/s/ Michael S. Sherman
Michael S. Sherman
Title: Secretary

Tax ID No.: 27-3237005

SUBTENANTS:	EACH SUBTENANT LISTED ON
EXHIBIT C HERETO

	By:	/s/ Michael S. Sherman
Michael S. Sherman,
Secretary